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                                                                    EXHIBIT 23.2

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our report dated July 17, 1997 in the Post-Effective Amendment No. 1 to the Registration Statement on Form SB-2 and related Prospectus of Cortex Pharmaceuticals, Inc. for the Registration of 4,599,765 shares of its common stock.


                                        /s/ ERNST & YOUNG LLP
                                        Ernst & Young LLP


San Diego, California
February 23, 1998